SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2014

INFINITY AUGMENTED REALITY, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53446	71-1013330
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

2220 Nostrand Avenue

Brooklyn, New York 11210
 (Address of principal executive offices)

(917) 677-2084
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant's Certifying Accountant.

(a)	Accounting Firm Previous Independent Registered Public

Effective as of July 23, 2014, Infinity Augmented Reality, Inc. (the “Company”), pursuant to the recommendation and approval of the company's Audit committee of the Company’s Board of Directors, dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

Marcum’s reports with respect to our financial statements for the fiscal years ended August 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Marcum’s reports for the fiscal years ended August 31, 2013 and  2012 contained an explanatory paragragh indicating that there was a substantial doubt as to the Company's ability to continue as a going concern. In relation to the audit of the financial statements, Marcum informed the Company of a material weakness in internal control over financial reporting.

During our two most recent fiscal years and through the date of dismissal on July 23, 2014, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the matter in connection with its reports and there were no other “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We had made the contents of this Current Report available to Marcum and requested it to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) as to whether Marcum agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Marcum’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

(b)	New Independent Registered Public Accounting Firm

Effective as of July 23, 2014, the Company’s Board of Directors appointed Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu (“Brightman Almagor”) as our new independent registered public accounting firm to perform auditing services commencing with the fiscal year ending August 31, 2014.

During our two most recent fiscal years and the subsequent interim periods through July 23, 2014 (the date of engagement of Brightman Almagor), we did not consult Brightman Almagor regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01 Other Events.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Marcum LLP, dated July 29, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY AUGMENTED REALITY, INC.

Dated: July 29, 2014	By:	/s/ Ortal Zanzuri
Ortal Zanzuri
Treasurer & Chief Financial Office